WHEN RECORDED, RETURN TO:
- -------------------------

Jay S. Kramer
Fennemore Craig
Two North Central Avenue
Suite 2200
Phoenix, AZ 85004

                               SECOND AMENDMENT TO
                    RETAIL PHASE CONSTRUCTION LOAN AGREEMENT,
                          RETAIL PHASE PROMISSORY NOTE
                                       AND
                             RETAIL PHASE LEASEHOLD
                    DEED OF TRUST AND SECURITY AGREEMENT WITH
                     ASSIGNMENT OF RENTS AND FIXTURE FILING

         THIS SECOND AMENDMENT TO RETAIL PHASE CONSTRUCTION LOAN AGREEMENT, RETAIL PHASE PROMISSORY NOTE AND RETAIL PHASE LEASEHOLD DEED OF TRUST AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS AND FIXTURE FILING (the "Amendment") is made as of this 31st day of October, 1995 by and among CAMELBACK PLAZA DEVELOPMENT L.C., an Arizona limited liability company ("Borrower"), NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association ("Lender"), the successor-by-merger to Caliber Bank, an Arizona banking corporation ("Caliber"), and PERFORMANCE INDUSTRIES, INC., an Ohio corporation ("Guarantor").

         WHEREAS, Borrower and Caliber entered into that certain Retail Phase Construction Loan Agreement dated as of June 24, 1994 (the "Loan Agreement"), pursuant to which Lender agreed to advance up to $3,000,000 to Borrower (the "Construction Loan") for the construction and equipping of the Improvements;

         WHEREAS, the Construction Loan is evidenced or secured by, among others, the Loan Agreement, that certain Retail Phase Promissory Note dated June 24, 1994 from Borrower in favor of Caliber in the original amount of $3,000,000 (the "Note"), that certain Retail Phase Leasehold Construction Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated June 24, 1994 from Borrower in favor of Caliber, recorded on September 26, 1994 as Instrument No. 94-0702374, Records of Maricopa County, Arizona (the "Deed of Trust"), as amended by Amendment to Retail Phase Construction Loan Agreement, Retail Phase Promissory Note, and Retail Phase Deed of Trust dated September 21, 1994, recorded on September 26, 1994 as Instrument No. 94-0702377, Records of Maricopa County, Arizona, which encumbers the Mortgaged Property as described therein, that certain Assignment of Retail Leases dated June 24, 1994 from Borrower in favor of Caliber, recorded on September 26, 1994 as Instrument No. 94-0702375, Records of Maricopa County, Arizona (the "Assignment of Leases"), that certain Subordination Agreement (Retail Phase) dated June 24, 1994 from Guarantor in favor of Caliber, recorded on September 26, 1994 as Instrument No. 94-0702373, Records of Maricopa County, Arizona (the "Subordination Agreement"), and that certain

Unconditional Guarantee of Payment dated June 24, 1994 from Guarantor in favor of Caliber (the "Guaranty") (the Loan Agreement, the Note, the Deed of Trust, the Assignment of Leases, the Subordination Agreement and the Guaranty and any other agreement now or hereafter given by Borrower or Guarantor evidencing, securing or relating to the Loan are sometimes hereinafter referred to collectively as the "Loan Documents");

         WHEREAS, the Loan Agreement provided for a mini-permanent loan upon the expiration of the Initial Maturity Date of the Note, provided that Borrower satisfied certain conditions precedent thereto, which conditions precedent were not satisfied;

         WHEREAS, the Construction Loan has been fully advanced and Borrower has not fulfilled all of the conditions precedent for the final advance under the Construction Loan;

         WHEREAS, Borrower has requested, and Lender has agreed, to extend the Initial Maturity Date upon the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the premises set forth above and the covenants and agreements contained herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender, intending to be legally bound, agree as follows:

         1. Interpretation. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Documents. In the event of any conflicts between the terms and provisions of this Amendment and the terms and provisions of the Loan Documents, the terms and provisions of this Amendment shall govern and prevail.

         2. Conditions Precedent. The effectiveness of this Amendment is subject to the condition precedent that Lender shall have received on or before the date hereof the following, in form and substance satisfactory to Lender:

                  (a) This Amendment, duly executed and delivered by Borrower and Guarantor.

                  (b) Certified copies of the resolutions of the boards of directors of Performance Camelback Development Corp. and Guarantor authorizing the execution, delivery and performance of this Amendment and any other documents, agreements or certificates required by Lender or any other Person in connection with the transactions contemplated by this Amendment.

                  (c) An incumbency certificate from the Secretary or an Assistant Secretary of Performance Camelback Development Corp. and Guarantor, certifying the names and true signatures of the officers of Performance Camelback Development Corp. and Guarantor authorized to sign this Amendment and the other documents to be delivered by them hereunder.


                  (d) Current certificates of good standing for Borrower and Guarantor issued by the applicable governmental agency of their state of formation.

                  (e) An Amendment to the Restaurant Phase Construction Loan Agreement, Retail Phase Promissory Note and Retail Phase Leasehold Construction Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing from Borrower and Guarantor in favor of Lender, and satisfaction of all conditions to the effectiveness thereof.

                  (f) An opinion of Borrower's and Guarantor's counsel from legal counsel and in form and substance satisfactory to Lender.

                  (g) A final as-built survey of the Retail Phase of the Project.

                  (h) A Certificate of the Architect that the Improvements have been completed in accordance with the Plans and Specifications.

                  (i) Evidence of, and a certificate of insurance naming Lender as mortgagee satisfactory to Lender with respect to, the fire and extended coverage insurance policy and rental interruption insurance for the Retail Phase as required pursuant to Section 4.3.2 of the Loan Agreement, and evidence of compliance with all other insurance requirements under the Loan Documents and all insurance requirements under the Ground Lease.

                  (j) Full and final lien waivers from the Contractor and all subcontractors and materialmen for the Retail Phase.

                  (k) Such endorsements to Lender's existing title policy as may be requested by Lender insuring the continued priority of Lender's lien, in the same priority as stated in the original title policy, subject only to the exceptions shown in the title policy and current taxes and assessments.

                  (l) A Ground Lessor Estoppel Certificate and Agreement in form and substance satisfactory to Lender.

                  (m) Evidence satisfactory to Lender that the legal action instituted by Just For Feet, Inc. against Borrower has been dismissed with prejudice and/or settled on terms acceptable to Lender, that the space lease between Borrower and Just For Feet, Inc. has been amended such that the deadline for occupancy and opening for business of the Hard Rock Cafe has been extended to no earlier than December 31, 1995, and that $100,000 was paid in cash by Borrower to Just for Feet, Inc. for reimbursement of tenant improvement expenses incurred by Just for Feet, Inc.

                  (n) A Subordination, Non-Disturbance and Attornment Agreement and an Estoppel Certificate from Just For Feet, Inc., both satisfactory to Lender.

                  (o) Final certificates of occupancy for all shell buildings and tenant improvements for the Mortgaged Property.

                  (p) The balance sheets, statements of income and changes in financial position of Borrower for the fiscal year ending December 31, 1994 and the year-to-date ending September 30, 1995, accompanied by a statement from the President or chief financial officer of the managing member of Borrower that the same have been prepared in accordance with GAAP.

                  (q) The balance sheets, statements of income and changes in financial position of Guarantor for the fiscal year ending December 31, 1994 and the fiscal quarter ending September 30, 1995, accompanied by a statement from the President or chief financial officer of Guarantor that the same have been prepared in accordance with GAAP and, with respect to the fiscal year-end information, certified with an unqualified opinion from independent public accountants acceptable to the Lender.

                  (r) Copies of Guarantor's quarterly report on Form 10-Q for the fiscal quarter ending September 30, 1995 and annual report on Form 10-K for the fiscal year ending December 31, 1994, together with all exhibits and schedules thereto, and copies of any reports of Guarantor on Form 8-K, and all exhibits and schedules thereto, not previously provided to Lender.

                  (s) All costs and expenses incurred by Lender in connection with the negotiation, due diligence and documentation of this Amendment and any other agreements relating to the Mortgaged Property.

                  (t) Such other documents, instruments, approvals (and, if requested by the Lender, certified duplicates of executed copies thereof) or opinions as the Lender may request.

         3. Representations and Warranties. Borrower and Guarantor, jointly and severally, represent and warrant as follows:

                  (a) Borrower is a limited liability company duly formed and validly existing under the laws of the State of Arizona.

                  (b) Guarantor is a corporation duly formed and validly existing under the laws of the State of Ohio and Guarantor is duly qualified to transact business as a foreign corporation in the State of Arizona.

                  (c) The execution, delivery and performance by Borrower and Guarantor of this Amendment and any other documents, agreements or certificates required by Lender in connection with the transactions contemplated by this Amendment are within their company or corporate powers, have been duly authorized by all necessary action, do not contravene (i) their organizational documents or (ii) any law or contractual restriction binding on or affecting Borrower or Guarantor, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to this Agreement and the other documents executed in connection herewith) upon or with respect to any of their properties.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower or Guarantor of this Amendment and any other documents, agreements or certificates required by Lender in connection with the transactions contemplated by this Amendment.

                  (e) This Amendment and any other documents, agreements or certificates required by Lender in connection with the transactions contemplated by this Amendment are the legal, valid and binding obligations of Borrower and Guarantor enforceable against them in accordance with their respective terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or subject to general principles of equity).

                  (f) There is no pending or, to the best of Borrower's or Guarantor's knowledge, threatened action, investigation or proceeding before any court, governmental agency or arbitrator against or affecting Borrower, Guarantor or any of their affiliates which, if adversely determined, would materially adversely affect the financial condition or operations of Borrower or Guarantor or their affiliates.

                  (g) The balance sheet of Borrower and the related statements of income and of changes in financial position of Borrower and for its fiscal year most recently ended, copies of which have been furnished to Lender, present fairly the financial condition of Borrower as of such date and the results of the operations of Borrower for the period ended on such date, all in accordance with GAAP consistently applied; and since the date of such statement, there has been no material adverse change in Borrower's financial condition or operations. The balance sheet of Guarantor, and the related statements of income and changes in financial position of Guarantor, for its fiscal year most recently ended, fairly present the financial condition of Guarantor at such date and the results of operations for the period then ended, all in accordance with GAAP consistently applied; and since such date there has been no material adverse change in Guarantor's financial condition or operations.

         4. Amendments to Loan Agreement. (a) Section 1.16 of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:

                           1.16 "Lender": Norwest Bank Arizona, National Association, a national banking association, whose address, for the purpose of this Agreement, and particularly provisions hereof relating to notice is: Norwest Bank Arizona, 3300 North Central Avenue, M.S. 9008, Phoenix, AZ 85012-2501, Attn: Ms. Vicki Slade, Vice President.

        (b) Section 6.4 of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:

                           6.4 Records. Borrower shall maintain, and shall cause
                  Guarantor to maintain, proper books of record and account, in which full and correct entries shall be made in accordance with generally accepted accounting principles, of all its business and affairs. Borrower shall furnish to Lender, or cause Guarantor to furnish to Lender:

                                    6.4.1 As soon as available  and in any event
                  within forty-five (45) days after the end of each of the first three quarters of each fiscal year of Borrower and as soon as available and in any event within one-hundred twenty (120) days after the end of each fiscal year of Borrower, balance sheets, statements of income and changes in financial position of Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such quarter or fiscal year, as applicable, accompanied by a compliance certificate in the form attached hereto as Exhibit "D" and incorporated herein by this reference (the "Borrower Compliance Certificate").

                                    6.4.2 As soon as available  and in any event
                  within forty-five (45) days after the end of each of the first three quarters of each fiscal year of Guarantor and as soon as available and in any event within one-hundred twenty (120) days after the end of each fiscal year of Guarantor, balance sheets, statements of income and changes in financial position of Guarantor for the period commencing at the end of the previous fiscal year and ending with the end of such quarter or fiscal year, as applicable, accompanied by a statement from the President or chief financial officer of Guarantor that the same have been prepared in accordance with GAAP and, with respect to the fiscal year-end information, certified with an unqualified opinion from independent public accountants acceptable to the Lender, together with a compliance certificate in the form attached hereto as Exhibit "E" and incorporated herein by this reference (the "Guarantor Compliance Certificate").

                                    6.4.3 On or before  fifteen  (15) days after
                  delivery to the Securities Exchange Commission, copies of Guarantor's quarterly report on Form 10-Q and annual report on Form 10-K reports, together with all exhibits and schedules thereto. On or before five (5) days after delivery to the Securities Exchange Commission, copies of Guarantor's reports on Form 8-K, and all exhibits and schedules thereto.

        (c) Section 6 of the Loan Agreement is hereby amended to add the following:

                           6.14 Negative Covenants.  So long as any indebtedness
                  of Borrower or Guarantor to Lender remains unpaid, without the prior written consent of the Lender, Borrower will not do, or permit to be done, the following:

                           (a) Make any loan to an affiliate.

                           (b) Incur any  guarantee  of any  indebtedness  of an
                  affiliate.

                           (c) Borrow money from, or otherwise create indebtedness to, any affiliate unless such borrowing or the creation of such indebtedness is specifically subordinated in writing to the indebtedness of Borrower and Guarantor to Lender and the terms and conditions of all such subordinated borrowings and indebtedness shall be subject to prior written approval of Lender.

                           (d) Permit any further  encumbrance  on the Mortgaged
                  Property.

        (d) Section 7 of the Loan Agreement is hereby amended to add the following:

                           7.11 Restaurant Phase Construction Loan Agreement. An
                  event of default shall occur and be continuing under that certain Restaurant Phase Construction Loan Agreement dated as of June 24, 1994 between Borrower and Caliber Bank and any documents or instruments now or hereafter evidencing, securing or otherwise relating to the $1,900,000 loan (the "Restaurant Phase Loan") advanced or to be advances thereunder (together with any amendments, modifications or supplements thereto, or restatements thereof, the "Restaurant Phase Loan Documents").

and (e) Section 10 of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:

                           10.      MINI-PERMANENT LOAN.
                                    --------------------

                                    Provided  that no Event of Default under the
                  Loan Documents or "event of default" under the Restaurant Phase Loan Documents has occurred and is continuing on December 31, 1995, and provided further that Borrower has complied by such date with the conditions precedent enumerated in the Mini-Perm Loan Documents (as defined below), the maturity date of the Construction Loan and the Restaurant Phase Loan shall be extended for a period of forty (40) months from December 31, 1995 (the "Mini-Perm Loan"). Borrower and Lender shall execute and deliver loan documents in the form attached to the Restaurant Phase Construction Loan Agreement and incorporated herein by this reference (the "Mini-Perm Loan Documents").

         5. Amendments to Note. (a) Section 2 of the Note is hereby deleted in its entirety and the following inserted therefor:

                           2. Initial Term.  Commencing on October 31, 1995, and
                  on the last day of each calendar month thereafter, continuing to and including December 31, 1995 (the "Initial Maturity Date"), Maker shall pay installments of interest only on the balance outstanding hereunder, but with a final payment of all unpaid principal and interest due and payable on the Initial Maturity Date.

        (b) Section 3 of the Note is hereby deleted in its entirety and the following inserted therefor:

                            3. INTENTIONALLY DELETED.

and (c)   Exhibits "A" and "B" to the Note are hereby deleted in their entirety.

         6. Amendments to Deed of Trust. (a) Paragraphs "TWO" and "THREE" on page 4 of the Deed of Trust are hereby deleted in their entirety and the following inserted therefor:

                           TWO:  Payment  and  performance  of  each  and  every
                  obligation and liability of Trustor and/or Performance Industries, Inc. ("Guarantor") under that certain Restaurant Phase Construction Loan Agreement dated as of June 24, 1994 between Borrower and Caliber Bank and any documents or instruments now or hereafter evidencing or securing the $1,900,000 loan (the "Restaurant Phase Loan") advanced or to be advances thereunder (together with any amendments, modifications or supplements thereto, or restatements thereof, the "Restaurant Phase Loan Documents").

                           THREE:  Payment of all other monies  herein or in the
                  Loan Documents (as defined below) agreed or provided to be paid by Trustor or Guarantor.

        (b) The first paragraph on page 5 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                           This Deed of Trust,  the Note,  the Guarantee and any
                  other agreement now or hereafter given by Trustor or Guarantor evidencing, securing or otherwise relating to the obligations under the Note are sometimes hereinafter referred to collectively as the "Loan Documents".

        (c) Section 1.2 of the Deed of Trust is hereby amended to add the following:

                  Trustor shall not, without the prior written approval of Beneficiary, create or suffer to exist any mortgage, lien, charge, encumbrance, easement, or license of any kind on, or pledge of, the Mortgaged Property.

        (d) Section 1.6.4 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                           1.6.4 The  architect  for the  Improvements  shall be
                  required to provide architect's professional liability insurance with a limit of liability of not less than $1,000,000.00. This policy shall permit claims to be filed thereunder for a period of not less than three (3) years following the completion of the Improvements.

        (e) The first paragraph of Section 1.10.1 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                           1.10.1 Trustor will submit to Beneficiary for approval each lease for leasing any portion of the Property and each amendment, modification, supplement or restatement of any lease of any portion of the Property, which approval shall not be unreasonably withheld by Beneficiary. Beneficiary shall not withhold its approval of any amendment, modification, supplement or restatement of any existing lease which does not release tenant or any other person or entity liable for the obligations of the tenant under such lease, reduce the rent or additional rent payments of the tenant or otherwise change the payment terms under such lease, shorten the lease term, reduce the size of the leased premises, increase the obligations or liabilities of the Trustor under such lease or otherwise change any other material provision of such lease.

        (f) The second paragraph of Section 1.12 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                  Trustor shall furnish Beneficiary and shall cause Guarantor to furnish to Beneficiary:

                                    (a) As soon as  available,  but in no  event
                  later than 45 days after each fiscal quarter (including Borrower's and Guarantor's fiscal year-end quarter), an unaudited balance sheet as of the end of the relevant fiscal quarter and an unaudited statement of income for the same period, setting forth in each case in comparative form the figures for the corresponding periods of the preceding year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied and certified as complete and correct, subject to changes resulting from year end adjustments, by a principal financial officer of Trustor or Guarantor, as the case may be, together with the Borrower Compliance Certificate or Guarantor Compliance Certificate, as applicable, as required pursuant to the Loan Agreement; and

                                    (b)  Within  120 days  after the end of each
                  fiscal year, an unaudited balance sheet of Trustor and an audited balance sheet of Guarantor, as at the end of such year, setting forth in comparative form the figures for the previous calendar year, all in reasonable detail and, with respect to Guarantor, accompanied by an opinion thereon of independent certified public accounts, who shall have been approved by Beneficiary, which opinion shall state that such financial statements fairly present the financial condition of Guarantor (subject to such reasonable qualifications as may be necessary, so long as the substance of the qualification does not involve a scope limitation imposed by Guarantor on such accountants, their audit, or audit procedures), that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur), that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary under the circumstances, and, in the course of such examination such accountants did not become aware of any Event of Default, or act, omission or event that with the giving of notice and/or passage of time would constitute an Event of Default, under the Loan Documents. Trustor will furnish Beneficiary and cause Guarantor to furnish Beneficiary with such other financial information, reports, and statements, pro forma or otherwise, as Beneficiary may from time to time reasonably request concerning the financial affairs and business operations of Trustor or Guarantor.

                                    (c) On  January  1 and July 1 of each  year,
                  current rent rolls and financial and accounting data relative to the Improvements and operation of the business conducted therein, in form and substance satisfactory to Beneficiary.

                                    (d) On or before  fifteen  (15)  days  after
                  delivery to the Securities Exchange Commission, copies of Guarantor's quarterly report on Form 10-Q and annual report on Form 10-K reports, together with all exhibits and schedules thereto. On or before five (5) days after delivery to the Securities Exchange Commission, copies of Guarantor's reports on Form 8-K, and all exhibits and schedules thereto.

        (g) Section 2.1.1 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                           2.1.1 Breach or default in payment of any  principal,
                  interest or other indebtedness evidenced by the Note and/or any other indebtedness or payments of money secured hereby, including, without limitation, the Restaurant Phase Loan Documents, which is not cured within ten (10) days after the occurrence of such breach or default; or

        (h) all notices to Beneficiary under Section 3.6.1 of the Deed of Trust shall be addressed as follows:

         To Beneficiary:     Norwest Bank Arizona
                             3300 North Central Avenue
                             M.S. 9008
                             Phoenix, AZ 85012-2501
                             Attn:  Ms. Vicki Slade, Vice President

         With a copy to:     Jay S. Kramer
                             Fennemore Craig
                             Two North Central Avenue
                             Suite 2200
                             Phoenix, AZ 85004-2390

        (i) Section 3.14 of the Deed of Trust is hereby deleted in its entirety and the following inserted therefor:

                           3.14 Conveyance of Property;  Change of Ownership. In
                  order to protect Beneficiary under this Deed of Trust and the other Loan Documents, Trustor agrees that if either (i) Trustor sells, conveys, transfers, disposes of, or leases (except as provided in Section 1.10.1 of the Deed of Trust) the Property or any portion thereof, either voluntarily, involuntarily, or otherwise, or enters into an agreement so to do, or (ii) if there is any change in the general partners, shareholders, or members of Trustor without the prior written consent of Beneficiary (other than transfers as a result of death or transfers by a natural person to a member or members of his or her immediate family or transfers by any natural persons in connection with bona fide estate planning), Trustor shall, not less than thirty (30) days prior to any such event, notify Beneficiary in writing of the occurrence of any such event, and Beneficiary, whether or not it received such notice, upon the occurrence of any one or more of any such events, shall have the right to declare the obligations under that certain Restaurant Phase Construction Loan Agreement dated as of June 24, 1994 between Borrower and Caliber Bank and any documents or instruments now or hereafter evidencing, securing or otherwise relating to the $1,900,000 loan (the "Restaurant Phase Loan") advanced or to be advances thereunder (together with any amendments, modifications or supplements thereto, or restatements thereof, the "Restaurant Phase Loan Documents") and the Loan Documents immediately due and payable, together with all accrued and unpaid interest and other amounts due hereunder and under the other Loan Documents and under the Restaurant Phase Loan Documents, which sum shall be applied, after being applied to payment of all other sums secured hereby then due and payable in such order as Beneficiary may determine, to the reduction of the unpaid principal balance of the Note and the Restaurant Phase Note.

                           Trustor  agrees to submit or cause to be submitted to
                  Beneficiary within thirty (30) days after December 31 of each calendar year after the date hereof, without further request from Beneficiary, and within ten (10) days after any written request by Beneficiary for the same, a sworn, notarized certificate signed by Trustor or the general partners or officer of Trustor stating whether (i) the property encumbered by this Deed of Trust or any part thereof has been conveyed, transferred, assigned, sold or leased, and (ii) there has been any change in the general partners, shareholders, or members of Trustor.

and (j) Article III of the Deed of Trust is hereby amended to add the following:

                           3.18 General Indemnification. Trustor agrees to indemnify and hold Beneficiary harmless from and against any claim, liability, expense, or cause of action arising out of Trustor's ownership of the Mortgaged Property (including environmental liabilities and claims related to any Hazardous Substance or otherwise), Trustor's construction, use, and occupancy of the Improvements and the mortgaging of the Mortgaged Property to Beneficiary.

         7. Lien Priority. Borrower and Lender acknowledge and agree that the lien of the Deed of Trust and any other document evidencing, securing or guaranteeing the Note and all advances made thereunder are, and shall remain, prior in lien and in payment to the lien and payment of that certain Restaurant Phase Leasehold Construction Deed of Trust and Security

Agreement with Assignment of Rents and Fixture Filing dated June 24, 1994 from Trustor in favor of Beneficiary, recorded on July 8, 1994 as Instrument No. 94-0528680, Records of Maricopa County, Arizona, as amended by Amendment to Restaurant Phase Construction Loan Agreement, Restaurant Phase Promissory Note, and Restaurant Phase Deed of Trust dated September 21, 1994, recorded on September 26, 1994 as Instrument No. 94-0702378, Records of Maricopa County, Arizona, and Tenth Amendment to Restaurant Phase Construction Loan Agreement, Restaurant Phase Promissory Note, and Restaurant Phase Deed of Trust dated October 31, 1995 between Trustor and Beneficiary, and recorded concurrently herewith, and the promissory note secured thereby and all advances made thereunder.

         8.       Release Of Lender and Caliber.
                  -----------------------------

                  (a) As additional consideration for the agreements by Lender as set forth in this Amendment, Borrower and Guarantor hereby release and forever discharge Lender and Caliber, and their agents, servants, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations in their behalf, of and from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which Borrower or Guarantor may now have or claim to have against Lender or Caliber, whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way touching, concerning, arising out of or founded upon the Note, the Loan Documents or upon this Amendment, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties prior to the date hereof. The release set forth above shall not extend to any claim arising after the date hereof to the extent based on acts or omissions of Lender or Caliber occurring after such date, except that such release is specifically intended by the parties to include the transactions leading up to the execution of this Amendment. This Amendment and the covenants contained in this Section 8 are contractual, and not a mere recital, and the parties hereto acknowledge and agree that no liability whatsoever is admitted on the part of any party, except as provided for by the Loan Documents and this Amendment.

                  (b) Borrower and Guarantor acknowledge and agree that Lender is not, and shall not be, obligated in any way to continue or undertake any loan, financing or other credit arrangement with Borrower, including, without limitation, any renewal of the indebtedness evidenced by the Note, beyond the maturity date thereof as set forth therein.

         9.       Miscellaneous Provisions.
                  ------------------------

                  (a) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona.

                  (b) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which combined shall constitute one and the same instrument.

                  (c) Headings. Paragraph or other headings contained in this Amendment are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Amendment.

                  (d) Binding Effect. All of the provisions of this Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their permitted successors and assigns, including without limitation any successor trustor or beneficiary under the Deed of Trust.

         10. Amendment. The Note and all other Loan Documents, including without limitation the Guaranty and Subordination Agreement, shall remain in full force and effect, except as modified by this Amendment, and the liability thereunder, the liens and security interests granted therein and the priority thereof, and the continued enforceability thereof, is hereby acknowledged, confirmed and ratified by Borrower and Guarantor. By execution of this Amendment, Guarantor acknowledges and agrees that it remains jointly and severally liable for all of the debts and obligations of Borrower and all debts of Borrower to Guarantor shall remain subordinate and inferior in all respects to the indebtedness evidenced by the Note.

         11. ARBITRATION. EXCEPT FOR "CORE PROCEEDINGS" UNDER THE UNITED STATES BANKRUPTCY CODE, THE PARTIES AGREE TO SUBMIT TO BINDING ARBITRATION ALL CLAIMS, DISPUTES AND CONTROVERSIES BETWEEN OR AMONG THEM, WHETHER IN TORT, CONTRACT OR OTHERWISE (AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, AND OTHER AGENTS) ARISING OUT OF OR RELATING TO IN ANY WAY THIS AMENDMENT OR THE LOAN DOCUMENTS. ANY ARBITRATION PROCEEDING WILL (A) PROCEED IN PHOENIX, ARIZONA;
(B) BE  GOVERNED BY THE FEDERAL  ARBITRATION  ACT (TITLE 9 OF THE UNITED  STATES
CODE); AND (C) BE CONDUCTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). THIS ARBITRATION REQUIREMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO (I) FORECLOSE AGAINST REAL OR PERSONAL PROPERTY COLLATERAL; (II) EXERCISE SELF-HELP REMEDIES RELATING TO COLLATERAL OR PROCEEDS OF COLLATERAL SUCH AS SETOFF OR REPOSSESSION; OR (III) OBTAIN PROVISIONAL ANCILLARY REMEDIES SUCH AS REPLEVIN, INJUNCTIVE RELIEF, ATTACHMENT OR THE APPOINTMENT OF A RECEIVER, BEFORE, DURING OR AFTER THE PENDENCY OR ANY ARBITRATION PROCEEDING. THIS EXCLUSION DOES NOT CONSTITUTE A WAIVER OF THE RIGHT OR OBLIGATION OF ANY PARTY TO SUBMIT ANY DISPUTE TO ARBITRATION, INCLUDING THOSE ARISING FROM THE EXERCISE OF THE ACTIONS DETAILED IN CLAUSES (I), (II) AND (III) ABOVE. ANY ARBITRATION PROCEEDING WILL BE BEFORE A SINGLE ARBITRATOR SELECTED ACCORDING TO THE COMMERCIAL ARBITRATION RULES OF THE AAA. THE ARBITRATOR WILL BE A NEUTRAL ATTORNEY WHO HAS PRACTICED IN THE AREA OF COMMERCIAL LAW FOR A MINIMUM OF TEN YEARS. THE ARBITRATOR WILL DETERMINE WHETHER OR NOT AN ISSUE IS ARBITRABLE AND WILL GIVE EFFECT TO THE STATUTES OF LIMITATION IN DETERMINING ANY CLAIM. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. IN ANY ARBITRATION PROCEEDING, THE ARBITRATOR WILL DECIDE (BY DOCUMENTS ONLY OR WITH A HEARING AT THE ARBITRATOR'S DISCRETION) ANY PRE-HEARING MOTIONS WHICH ARE SIMILAR TO MOTIONS TO DISMISS FOR FAILURE TO STATE A CLAIM OR

MOTIONS FOR SUMMARY ADJUDICATION. IN ANY ARBITRATION PROCEEDING DISCOVERY WILL BE PERMITTED AND WILL BE GOVERNED BY THE ARIZONA RULES OF CIVIL PROCEDURE. ALL DISCOVERY MUST BE COMPLETED NO LATER THAN 20 DAYS BEFORE THE HEARING DATE AND WITHIN 180 DAYS OF THE COMMENCEMENT OF ARBITRATION PROCEEDINGS. ANY REQUESTS FOR AN EXTENSION OF THE DISCOVERY PERIODS, OR ANY DISCOVERY DISPUTES, WILL BE SUBJECT TO FINAL DETERMINATION BY THE ARBITRATOR UPON A SHOWING THAT THE REQUEST FOR DISCOVERY IS ESSENTIAL FOR THE PARTY'S PRESENTATION AND THAT NO ALTERNATIVE MEANS FOR OBTAINING INFORMATION IS AVAILABLE. THE ARBITRATOR SHALL AWARD COSTS AND EXPENSES OF THE ARBITRATION PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. EXCEPT AS OTHERWISE PROVIDED HEREIN, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.


               -------               -------               -------
               INITIAL               INITIAL               INITIAL



                           [THE REMAINDER OF THIS PAGE
                          IS LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                          BORROWER:

                                          CAMELBACK PLAZA DEVELOPMENT L.C.,
                                          an Arizona limited liability company

                                          By:      Performance Camelback
                                                   Development Corp., an Arizona
                                                   corporation
                                                   Managing Member


                                                   By:  /s/ James W. Brown
                                                   -----------------------
                                                   Name: James W. Brown
                                                   -----------------------
                                                   Title:   Secretary
                                                   -----------------------


                                          GUARANTOR:

                                          PERFORMANCE INDUSTRIES, INC., an Ohio
                                          corporation


                                          By:  /s/ James W. Brown
                                          -----------------------
                                          Name:  James W. Brown
                                          -----------------------
                                          Title:   Treasurer
                                          -----------------------


                                          LENDER:

                                          NORWEST BANK ARIZONA, NATIONAL
                                          ASSOCIATION, a national banking
                                          association


                                          By:  /s/ Timothy J. Stouffer
                                          ----------------------------
                                          Name:  Timothy J. Stouffer
                                          ----------------------------
                                          Title:   Vice President
                                          ----------------------------

STATE OF ARIZONA          )
                          )       ss.
County of Maricopa        )

         On this 14th day of March, 1996, before me, the undersigned notary public, in and for said state, personally appeared James W. Brown, the Secretary of Performance Camelback Development Corp., an Arizona corporation, the managing member of CAMELBACK PLAZA DEVELOPMENT L.C., an Arizona limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                          /s/ Terri L. Smith
                                                          ------------------
                                                          Notary Public

My Commission Expires:

August 18, 1999
- ---------------




STATE OF ARIZONA          )
                          )       ss.
County of Maricopa        )

         On this 14th day of March, 1996, before me, the undersigned notary public, in and for said state, personally appeared James W. Brown, the Treasurer of PERFORMANCE INDUSTRIES, INC., an Ohio corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                          /s/ Terri L. Smith
                                                          ------------------
                                                          Notary Public

My Commission Expires:

August 18, 1999
- ---------------

STATE OF ARIZONA          )
                          )       ss.
County of Maricopa        )

         On this 14th day of March, 1996, before me, the undersigned notary public, in and for said state, personally appeared Timothy J. Stouffer, the Vice President of NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                          /s/ Terri L. Smith
                                                          ------------------
                                                          Notary Public

My Commission Expires:

August 18, 1999
- ---------------

                                   EXHIBIT "D"

                         BORROWER COMPLIANCE CERTIFICATE

         The undersigned, the [President/Chief Financial Officer] of Performance Camelback Development Corp., the managing member of Camelback Plaza Development L.C., an Arizona limited liability company (the "Company"), hereby certifies as follows:

         1. I am familiar with the agreements and instruments evidencing, securing or otherwise relating to the Retail Phase Construction Loan Agreement dated as of June 24, 1994 between the Company and Caliber Bank ("Caliber"), as amended, including, without limitation, the Retail Phase Promissory Note dated June 24, 1994 from the Company in favor of Caliber in the original amount of $3,000,000, as amended (the "Note"), and the Retail Phase Leasehold Construction Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated June 24, 1994 from the Company in favor of Caliber, recorded on September 26, 1994 as Instrument No. 94-0702374, Records of Maricopa County, Arizona, as amended (collectively, the "Loan Documents").

         2. I am familiar with the Ground Lease dated December 15, 1976 between Bill J. Davis and Betty Davis, Ida E. Davis, William S. Davis and Robert J. Davis (collectively, "Ground Lessor"), as Lessor, and Douglas P. Simpson and Janice C. Simpson, d/b/a Bayshore Development Company ("Ground Lessee"), as Lessee, as amended (the "Ground Lease").

         3. In connection with this Certificate, I have reviewed the books and records of the Company and I am familiar with the affairs of the Company.

         4. The financial statements provided together with this Certificate present fairly, in all material respects, the financial position of the Company as of [insert appropriate date] and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.

         5. To the undersigned knowledge, after diligent investigation, except as indicated below, the Company is not in default of any of its representations, warranties, covenants or agreements under the Loan Documents or the Ground Lease [if any Event of Default, or act, omission or event that with the passage of time and/or giving of notice would constitute an Event of Default, has occurred and is continuing, set forth details of such Event of Default or incipient Event of Default below and the action which the Company proposes to take with respect thereto]:


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

DATE:                                   , 199    .
     -----------------------------------     ----

                                                 -------------------------------
                                                 [Name], [title]

                                   EXHIBIT "E"

                        GUARANTOR COMPLIANCE CERTIFICATE

         The undersigned, the [President/Chief Financial Officer] of Performance Industries, Inc., an Ohio corporation (the "Company"), hereby certifies as follows:

         1. I am familiar with the agreements and instruments evidencing, securing or otherwise relating to the Retail Phase Construction Loan Agreement dated as of June 24, 1994 between the Company and Caliber Bank ("Caliber"), as amended, including, without limitation, the Retail Phase Promissory Note dated June 24, 1994 from the Company in favor of Caliber in the original amount of $3,000,000, as amended (the "Note"), and the Retail Phase Leasehold Construction Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated June 24, 1994 from the Company in favor of Caliber, recorded on September 26, 1994 as Instrument No. 94-0702374, Records of Maricopa County, Arizona, as amended, and the Unconditional Guarantee of Payment dated June 24, 1994 from the Company in favor of Caliber (collectively, the "Loan Documents").

         2. In connection with this Certificate, I have reviewed the books and records of the Company and I am familiar with the affairs of the Company.

         3. The financial statements provided together with this Certificate present fairly, in all material respects, the financial position of the Company as of [insert appropriate date] and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.

         4. To the undersigned knowledge, after diligent investigation, except as indicated below, the Company is not in default of any of its representations, warranties, covenants or agreements under the Loan Documents [if any Event of Default, or act, omission or event that with the passage of time and/or giving of notice would constitute an Event of Default, has occurred and is continuing, set forth details of such Event of Default or incipient Event of Default below and the action which the Company proposes to take with respect thereto]:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

DATE:                                   , 199    .
    ------------------------------------     ----


                                                 -------------------------------
                                                 [Name], [title]